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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
  REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) July 8, 2002
                                                           ------------


                         Shelbourne Properties II, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


    Delaware                       0-15753                      04-3502382
  ---------------                -----------                ------------------
  (State or other                (Commission                 (I.R.S. Employer
  jurisdiction of                File Number)               Identification No.)
  incorporation)



c/o First Winthrop Corporation,
7 Bulfinch Place, Suite 500,
Boston, MA                                                       02114
----------------------------------------                       ----------
 (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (212) 319-3400
                                                  -----------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.   Other Events

The Amendment No. 2 to the Shareholders Rights Agreement is attached hereto as
Exhibit 10.1 is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)    Exhibits

                10.1 Amendment No. 2 to the Shareholder Rights Agreement, dated as of July 1, 2002, between the Company and American Stock Transfer & Trust Company as Rights Agent.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SHELBOURNE PROPERTIES II, INC.


Date:  July 8, 2002                           By:    /s/ Richard J. McCready
                                                   ---------------------------
                                                   Name:  Richard J. McCready
                                                   Title: Secretary


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                                            EXHIBIT INDEX

Exhibit
   No.          Description
--------        --------------
  10.1          Amendment No. 2 to the Shareholder Rights Agreement, dated as of
                July 1, 2002, between the Company and American Stock Transfer &
                Trust Company as Rights Agent.